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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    MARCH 12, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                     1-12387                 76-0515284
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)




   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS              60045
     (Address of Principal Executive Offices)              (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000










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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On March 12, 2003, the Company issued a press release announcing that the Company's Board of Directors had elected Charles W. Cramb to the Board. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.        Description
99.1               Press release dated March 12, 2003











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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TENNECO AUTOMOTIVE INC.


Date:    March 12, 2003        By:  /s/ MARK A. McCOLLUM
                                  ---------------------------------------------
                                                Mark A. McCollum
                               Senior Vice President and Chief Financial Officer



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EXHIBIT INDEX

     Exhibit  Description
     Number

     99.1 Press Release dated March 12, 2003, announcing that Tenneco Automotive Inc. has elected Charles W. Cramb as a new director.